MODIFICATION OF SECURED TERM NOTE,
                         MORTGAGE, SECURITY AGREEMENT
                           AND FINANCING STATEMENTS


          WHEREAS, FLORIDA Transport Corporation ("Transport") sold all of the outstanding stock of The San Pedro Mining Corporation ("San Pedro") to Royalstar Southwest, Inc. ("Royalstar Southwest") pursuant to a stock purchase agreement dated April 12, 1993; and,

          WHEREAS, as part of the sale of the San Pedro Stock, San Pedro, Royalstar Southwest and Royalstar Resources Ltd. ("Resources"), executed and delivered to Transport a Secured Term Note dated April 12, 1993 in the original amount of $1,170,000 (the "Note"); and,

          WHEREAS, San Pedro executed and delivered to Transport as security for the Note a document entitled "Mortgage, Security Agreement and Financing Statement" dated April 12, 1993, which was recorded on May 20, 1993, in Book 926, Pages 410-432 of the records of Santa Fe County, New Mexico (the "Mortgage"); and,

          WHEREAS, Royalstar Southwest executed and delivered to Transport a Hypothecation Agreement dated April 12, 1993 whereby the stock of San Pedro was pledged to Transport as security for the Note; and,

          WHEREAS, Royalstar Southwest transferred the stock of San Pedro to Royalstar Washington, Inc. ("Royalstar Washington"); and,

          WHEREAS, Royalstar Washington assumed the liabilities of Royalstar Southwest under the Note, Mortgage, Hypothecation
     Agreement and financing statements filed in the States of Florida, New Mexico and Arizona; and,

          WHEREAS, San Pedro, Royalstar Washington and Resources have requested Transport to modify the Note, Mortgage, Hypothecation Agreement and financing statements to provide for interest payments only for a period of 12 months; and,

          WHEREAS, San Pedro, Royalstar Washington and Resources have agreed to give Transport a lien on the equipment described in Exhibit "A" attached hereto.

          Now therefore, for and in consideration of the deferment of principal payments for a period of 12 months and the granting of a security interest in the equipment described in Exhibit "A", Transport, San Pedro, Royalstar Washington and Resources agree as follows:

       1.  The recitals of this agreement are true and correct.

       2. The current principal balance of the Note is the sum of $355,000. Commencing on November 12, 1997, the required monthly payment of principal shall be deferred for a period of 12 months. The principal payments of $15,000 per month will resume on November 12, 1998 and the term of the Note is extended for a period of 12 months for the deferred payment of principal at the rate of $15,000 per month.

       3. The Note shall bear interest at the rate of 9.5% per annum rather than at a variable rate. Such interest shall be paid monthly in arrears with the first payment due on November 12, 1997.

       4. There is added as additional security for the Note the equipment described in Exhibit "A".

       5. The Note, Mortgage, Hypothecation Agreement and Financing Statements are hereby amended to reflect the changes set forth above and the parties agree to execute amended financing statements to reflect the amendments.

       6. San Pedro, Resources and Royalstar Washington hereby absolutely release and forever discharge Transport, its employees, servants, agents, officers, directors, successors and assigns, from any and all manner of claims, actions, causes of action, proceedings and damages of every nature and kind whatsoever, at law or in equity, whether known or unknown, which they ever had or now have, or which they or their successors or assigns hereafter can, shall or may have any reason of, from or in connection with the Stock Purchase Agreement; and

       7. Except as herein modified all obligations of San Pedro, Royalstar Washington and Resources to Transport shall remain in full force and effect.

          In Witness thereof, Transport, San Pedro, Royalstar Washington and Resources have executed and delivered this Modification
     Agreement effective on the 23rd day of December, 1997.

     FLORIDA TRANSPORT CORPORATION THE SAN PEDRO MINING CORPORATION

     By:  /s/                                  By:  /s/
          John H. Sottile, President           President Paul C. Jones

     Attest                                    Attest
     By:  /s/                                  By: /s/
     Name:  Stephen R. Wherry                  Name:  Victor Erickson
     Title: Treasurer                          Title: Director/Secretary

     Address:                                  Address:
     Suite 500, 100 Rialto Place               1019 Eighth St., Suite 3095
     Melbourne, FL 32901                       Golden, Colorado  80481

     (CORPORATE SEAL)                          (CORPORATE SEAL)


     ROYALSTAR RESOURCES LTD.                  ROYALSTAR WASHINGTON, INC.

     By: /s/                                   By: /s/
     President Paul C. Jones                   President Paul C. Jones

     Attest                                    Attest
     By:  /s/                                  By:  /s/
     Name:  Victor Erickson                    Name:  Victor Erickson
     Title: Director/Secretary                 Title: Director/Secretary

     Address:                                  Address:
     1019 Eighth St., Suite 3095               1019 Eighth St., Suite 3095
     Golden, Colorado  80481                   Golden, Colorado  80481

     (CORPORATE SEAL)                          (CORPORATE SEAL)

     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me on this 9th day of January, 1998, by John H. Sottile who is personally known by me.

                                   /s/
      Notary Seal                  Patricia A. Strange
                                   Signature of Notary Public

     State of Colorado
     County of Denver

     The foregoing instrument was acknowledged before me on this 23rd day of December, 1997, by Paul C. Jones, President of The San Pedro Mining Corporation, Royalstar Resources Ltd. and Royalstar
     Washington, Inc., who is personally known by me.

                                   /s/
      Notary Seal                  Lisa M. Roberts
                                   Signature of Notary Public